                                                                     EXHIBIT 3.6


                                    BYLAWS
                         SUNBELT WOOD COMPONENTS, INC.

                               TABLE OF CONTENTS

ARTICLE I - OFFICES
     Section 1.  Registered Office.........................................  1
     Section 2.  Other Offices.............................................  1

ARTICLE II - STOCKHOLDERS
     Section 1.  Place of Meetings.........................................  1
     Section 2.  Annual Meeting............................................  1
     Section 3.  List of Stockholders......................................  1
     Section 4.  Special Meetings..........................................  2
     Section 5.  Notice....................................................  2
     Section 6.  Quorum....................................................  2
     Section 7.  Voting....................................................  2
     Section 8.  Method of Voting..........................................  3
     Section 9.  Record Date...............................................  3
     Section 10. Action by Consent.........................................  3

ARTICLE III - BOARD OF DIRECTORS
     Section 1.  Management................................................  4
     Section 2.  Qualification; Election; Term.............................  4
     Section 3.  Number....................................................  4
     Section 4.  Removal...................................................  4
     Section 5.  Vacancies.................................................  4
     Section 6.  Place of Meetings.........................................  4
     Section 7.  Annual Meeting............................................  4
     Section 8.  Regular Meetings..........................................  5
     Section 9.  Special Meetings..........................................  5
     Section 10. Quorum....................................................  5
     Section 11. Interested Directors......................................  5
     Section 12. Committees................................................  5
     Section 13. Action by Consent.........................................  6
     Section 14. Compensation of Directors.................................  6

ARTICLE IV - NOTICE
     Section 1.  Form of Notice............................................  6
     Section 2.  Waiver....................................................  6

ARTICLE V - OFFICERS AND AGENTS
     Section 1.  In General................................................  6
     Section 2.  Election..................................................  7
     Section 3.  Other Officers and Agents.................................  7
     Section 4.  Compensation..............................................  7
     Section 5.  Term of Office and Removal................................  7
     Section 6.  Employment and Other Contracts............................  7
     Section 7.  Chairman of the Board of Directors........................  7
     Section 8.  President.................................................  7
     Section 9.  Vice Presidents...........................................  8
     Section 10. Secretary.................................................  8
     Section 11. Assistant Secretaries.....................................  8
     Section 12. Treasurer.................................................  8
     Section 13. Assistant Treasurers......................................  8
     Section 14. Bonding...................................................  8

ARTICLE VI - CERTIFICATES REPRESENTING SHARES
     Section 1.  Form of Certificates......................................  9
     Section 2.  Lost Certificates.........................................  9
     Section 3.  Transfer of Shares........................................  9
     Section 4.  Registered Stockholders................................... 10

ARTICLE VII - GENERAL PROVISIONS
     Section 1.  Dividends................................................. 10
     Section 2.  Reserves.................................................. 10
     Section 3.  Telephone and Similar Meetings............................ 10
     Section 4.  Books and Records......................................... 10
     Section 5.  Fiscal Year............................................... 11
     Section 6.  Seal...................................................... 11
     Section 7.  Indemnification........................................... 11
     Section 8.  Expenses.................................................. 12
     Section 9.  Insurance................................................. 12
     Section 10. Resignation............................................... 12
     Section 11. Amendment of Bylaws....................................... 12
     Section 12. Invalid Provisions........................................ 12
     Section 13. Relation to the Certificate of Incorporation.............. 12

                                    BYLAWS

                                      OF

                         SUNBELT WOOD COMPONENTS, INC.


                                   ARTICLE I

                                    OFFICES
                                    -------

       Section 1.  Registered Office.  The registered office and registered
       ---------   -----------------
agent of SUNBELT COMPONENTS, INC. (the "Corporation") will be as from time to time set forth in the Corporation's Certificate of Incorporation or in any certificate filed with the Secretary of State of the State of Delaware, and the appropriate county Recorder or Recorders, as the case may be, to amend such information.

       Section 2.  Other Offices.  The Corporation may also have offices at such
       ---------   -------------
other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II

                                 STOCKHOLDERS
                                 ------------

       Section 1.  Place of Meetings.  All meetings of the stockholders for the
       ---------   -----------------
election of Directors will be held at such place, within or without the State of Delaware, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

       Section 2.  Annual Meeting.  An annual meeting of the stockholders will
       ---------   --------------
be held at such time as may be determined by the Board of Directors, at which meeting the stockholders will elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

       Section 3.  List of Stockholders.  At least ten days before each meeting
       ---------   --------------------
of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place will be specified in the notice of the meeting, or if not so specified at the place where the meeting is to be held. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any stockholder who may be present.

       Section 4.  Special Meetings.  Special meetings of the stockholders, for
       ---------   ----------------
any purpose or purposes, unless otherwise prescribed by law, the Certificate of Incorporation or these Bylaws, may be called by the Chairman of the Board, the President or the Board of Directors. Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

       Section 5.  Notice.  Written or printed notice stating the place, day and
       ---------   ------
hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

       Section 6.  Quorum.  At all meetings of the stockholders, the presence in
       ---------   ------
person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

       Section 7.  Voting.  When a quorum is present at any meeting of the
       ---------   ------
Corporation's stockholders, the vote of the holders of a majority of the shares entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

       Section 8.  Method of Voting.  Each outstanding share of the
       ---------   ----------------
Corporation's capital stock, regardless of class, will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Certificate of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to such meeting, unless such instrument provides for a longer period. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Such proxy will be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting on any question or in any election, other than for directors, may be by voice vote or show of hands unless the presiding officer orders, or any stockholder demands, that voting be by written ballot.

       Section 9.  Record Date.  The Board of Directors may fix in advance a
       ---------   -----------
record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, which record date will not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date will not be less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the close of business on the date next preceding the day on which the notice is given will be the record date, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held will be the record date.

       Section 10. Action by Consent.  Any action required or permitted by law,
       ----------  -----------------
the Certificate of Incorporation or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and will be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the minute book.

                                  ARTICLE III

                              BOARD OF DIRECTORS
                              ------------------

       Section 1.  Management.  The business and affairs of the Corporation will
       ---------   ----------
be managed by or under the direction of its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

       Section 2.  Qualification; Election; Term.  None of the Directors need be
       ---------   -----------------------------
a stockholder of the Corporation or a resident of the State of Delaware. The Directors will be elected by written ballot, by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each Director elected will hold office until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

       Section 3.  Number.  The number of Directors of the Corporation will be
       ---------   ------
at least two (2) and not more than four (4). The number of Directors authorized will be fixed as the Board of Directors may from time to time designate, or if no such designation has been made, the number of Directors will be the same as the number of members of the initial Board of Directors as set forth in the Certificate of Incorporation.

       Section 4.  Removal.  Any Director or the entire Board of Directors may
       ---------   -------
be removed either for or without cause, at any meeting of stockholders by the holders of a majority of the shares of the corporation entitled to vote at an election of Directors; provided that notice of the intention to act upon such matter has been given in the notice calling such meeting.

       Section 5.  Vacancies.  Newly created directorships resulting from any
       ---------   ---------
increase in the authorized number of Directors and any vacancies occurring in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, may be filled by the vote of a majority of the Directors then in office, though less than a quorum, or a successor or successors may be chosen at a special meeting of the stockholders called for that purpose, and each successor Director so chosen will hold office until the next election of the class for which such Director has been chosen or until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

       Section 6.  Place of Meetings.  Meetings of the Board of Directors,
       ---------   -----------------
regular or special, may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board of Directors.

       Section 7.  Annual Meeting.  The first meeting of each newly elected
       ---------   --------------
Board of Directors will be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent, the Directors then elected and serving change such time or place.

       Section 8.  Regular Meetings.  Regular meetings of the Board of Directors
       ---------   ----------------
may be held without notice at such time and place as is from time to time determined by resolution of the Board of Directors.

       Section 9.  Special Meetings.  Special meetings of the Board of Directors
       ---------   ----------------
may be called by the Chairman of the Board or the President on oral or written notice to each Director, given either personally, by telephone, by telegram or by mail; special meetings will be called by the Chairman of the Board, President or Secretary in like manner and on like notice on the written request of at least two Directors. The purpose or purposes of any special meeting will be specified in the notice relating thereto.

       Section 10. Quorum.  At all meetings of the Board of Directors the
       ----------  ------
presence of a majority of the number of Directors fixed by these Bylaws will be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present.

       Section 11. Interested Directors.  No contract or transaction between the
       ----------  --------------------
Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Corporation's Directors or officers are directors or officers or have a financial interest, will be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum, (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

       Section 12. Committees.  The Board of Directors may, by resolution passed
       ----------  ----------
by a majority of the entire Board, designate committees, each committee to consist of one or more Directors of the Corporation, which committees will have such power and authority and will perform such functions as may be provided in such resolution. Such committee or committees will have such name or names as may be designated by the Board and will keep regular minutes of their proceedings and report the same to the Board of Directors when required.

       Section 13. Action by Consent.  Any action required or permitted to be
       ----------  -----------------
taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be.

       Section 14. Compensation of Directors.  Directors will receive such
       ----------  -------------------------
compensation for their services and reimbursement for their expenses as the Board of Directors, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE IV

                                    NOTICE
                                    ------

       Section 1.  Form of Notice.  Whenever by law, the Certificate of
       ---------   --------------
Incorporation or of these Bylaws, notice is to be given to any Director or stockholder, and no provision is made as to how such notice will be given, such notice may be given in writing, by mail, postage prepaid, addressed to such Director or stockholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mails.

       Section 2.  Waiver.  Whenever any notice is required to be given to any
       ---------   ------
stockholder or Director of the Corporation as required by law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, will be equivalent to the giving of such notice. Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting, except where such stockholder or Director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

                                   ARTICLE V

                              OFFICERS AND AGENTS
                              -------------------

       Section 1.  In General.  The officers of the Corporation will be elected
       ---------   ----------
by the Board of Directors and will be a President, a Vice President, a Secretary and a Treasurer. The Board of Directors may also elect a Chairman of the Board, additional Vice Presidents, Assistant Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers. Any two or more offices may be held by the same person.

       Section 2.  Election.  The Board of Directors, at its first meeting after
       ---------   --------
each annual meeting of stockholders, will elect the officers, none of whom need be a member of the Board of Directors.

       Section 3.  Other Officers and Agents.  The Board of Directors may also
       ---------   -------------------------
elect and appoint such other officers and agents as it deems necessary, who will be elected and appointed for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board.

       Section 4.  Compensation.  The compensation of all officers and agents of
       ---------   ------------
the Corporation will be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

       Section 5.  Term of Office and Removal.  Each officer of the Corporation
       ---------   --------------------------
will hold office until his death, his resignation or removal from office, or the election and qualification of his successor, whichever occurs first. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the entire Board of Directors, but such removal will not prejudice the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

       Section 6.  Employment and Other Contracts.  The Board of Directors may
       ---------   ------------------------------
authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts that will have terms no longer than ten years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the authority of the Board of Directors to authorize employment contracts for shorter terms.

       Section 7.  Chairman of the Board of Directors.  If the Board of
       ---------   ----------------------------------
Directors has elected a Chairman of the Board, he will preside at all meetings of the stockholders and the Board of Directors. Except where by law the signature of the President is required, the Chairman will have the same power as the President to sign all certificates, contracts and other instruments of the Corporation. During the absence or disability of the President, the Chairman will exercise the powers and perform the duties of the President.

       Section 8.  President.  The President will be the chief executive officer
       ---------   ---------
of the Corporation and, subject to the control of the Board of Directors, will supervise and control all of the business and affairs of the Corporation. He will, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors. The President will have all powers and perform all duties incident to the office of President and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe.

       Section 9.  Vice Presidents.  Each Vice President will have the usual and
       ---------   ---------------
customary powers and perform the usual and customary duties incident to the office of Vice President, and will have such other powers and perform such other duties as the Board of Directors or any committee thereof may from time to time prescribe or as the President may from time to time delegate to him. In the absence or disability of the President and the Chairman of the Board, a Vice President designated by the Board of Directors, or in the absence of such designation the Vice Presidents in the order of their seniority in office, will exercise the powers and perform the duties of the President.

       Section 10. Secretary.  The Secretary will attend all meetings of the
       ----------  ---------
stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary will perform like duties for the Board of Directors and committees thereof when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary will keep in safe custody the seal of the Corporation. The Secretary will be under the supervision of the President. The Secretary will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

       Section 11. Assistant Secretaries.  The Assistant Secretaries in the
       ----------  ---------------------
order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Secretary, exercise the powers and perform the duties of the Secretary. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

       Section 12. Treasurer.  The Treasurer will have responsibility for the
       ----------  ---------
receipt and disbursement of all corporate funds and securities, will keep full and accurate accounts of such receipts and disbursements, and will deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer will render to the Directors whenever they may require it an account of the operating results and financial condition of the Corporation, and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

       Section 13. Assistant Treasurers.  The Assistant Treasurers in the order
       ----------  --------------------
of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Treasurer, exercise the powers and perform the duties of the Treasurer. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

       Section 14. Bonding.  The Corporation may secure a bond to protect the
       ----------  -------
Corporation from loss in the event of defalcation by any of the officers, which bond may be in such form and amount and with such surety as the Board of Directors may deem appropriate.

                                  ARTICLE VI

                       CERTIFICATES REPRESENTING SHARES
                       --------------------------------

       Section 1.  Form of Certificates.  Certificates, in such form as may be
       ---------   --------------------
determined by the Board of Directors, representing shares to which stockholders are entitled will be delivered to each stockholder. Such certificates will be consecutively numbered and will be entered in the stock book of the Corporation as they are issued. Each certificate will state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. They will be signed by the President or a Vice President and the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, ceases to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

       Section 2.  Lost Certificates.  The Board of Directors may direct that a
       ---------   -----------------
new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it may require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

       Section 3.  Transfer of Shares.  Shares of stock will be transferable
       ---------   ------------------
only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

       Section 4.  Registered Stockholders.  The Corporation will be entitled to
       ---------   -----------------------
treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VII

                              GENERAL PROVISIONS
                              ------------------

       Section 1.  Dividends.  Dividends upon the outstanding shares of the
       ---------   ---------
Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of the State of Delaware and the Certificate of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date will not precede the date upon which the resolution fixing the record date is adopted, and such record date will not be more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the close of business on the date upon which the Board of Directors adopts the resolution declaring such dividend will be the record date.

       Section 2.  Reserves.  There may be created by resolution of the Board of
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Directors out of the surplus of the Corporation such reserve or reserves as the
Directors from time to time, in their discretion, deem proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors may deem beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved will not be available for the payment of dividends or other distributions by the Corporation.

       Section 3.  Telephone and Similar Meetings.  Stockholders, directors and
       ---------   ------------------------------
committee members may participate in and hold meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

       Section 4.  Books and Records.  The Corporation will keep correct and
       ---------   -----------------
complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

       Section 5.  Fiscal Year.  The fiscal year of the Corporation will be
       ---------   -----------
fixed by resolution of the Board of Directors.

       Section 6.  Seal.  The Corporation may have a seal, and the seal may be
       ---------   ----
used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation will have authority to affix the seal to any document requiring it.

       Section 7.  Indemnification.  The Corporation shall, to the fullest
       ---------   ---------------
extent provided by the Delaware General Corporation Law, as the same exists or may hereafter be amended, indemnify each of its officers and directors from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law. The Corporation may, to the fullest extent permitted by the Delaware Corporation Law, as the same exists or may hereafter be amended, indemnify any employee or agent of the Corporation, from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law. Such indemnification may be provided pursuant to any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director, officer, employee or agent, and will inure to the benefit of the heirs, executors and administrators of such a person.

       Section 8.  Expenses.  To the extent indemnified under the preceding
       ---------   --------
Section 7, if a claim thereunder is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Delaware nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

       Section 9.  Insurance.  The Corporation may at the discretion of the
       ---------   ---------
Board of Directors purchase and maintain insurance on behalf of the Corporation and any person whom it has the power to indemnify pursuant to law, the Certificate of Incorporation, these Bylaws or otherwise.

       Section 10. Resignation.  Any director, officer or agent may resign by
       ----------  -----------
giving written notice to the President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

       Section 11. Amendment of Bylaws.  These Bylaws may be altered, amended,
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or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

       Section 12. Invalid Provisions.  If any part of these Bylaws is held
       ----------  ------------------
invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will be valid and operative.

       Section 13. Relation to the Certificate of Incorporation.  These Bylaws
       ----------  --------------------------------------------
are subject to, and governed by, the Certificate of Incorporation of the Corporation.